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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-22217) of Overland Data, Inc. of our report dated August 4, 1997, appearing on page F-14 of this Form 10-K.

/s/ Price Waterhouse LLP
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PRICE WATERHOUSE LLP

San Diego, CA
September 24, 1997